UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

BOWATER INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	1-8712	62-0721803
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Bowater Incorporated 55 East Camperdown Way Greenville, South Carolina	29602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 271-7733

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 29, 2007, pursuant to the Combination Agreement and Agreement and Plan of Merger, dated as of January 29, 2007, among AbitibiBowater Inc., a Delaware corporation (formerly named Alpha-Bravo Holdings Inc.) (“AbitibiBowater”), Abitibi-Consolidated Inc., a corporation amalgamated under the laws of Canada (“Abitibi”), Bowater Incorporated (“Bowater” or the “Company”), Alpha-Bravo Merger Sub Inc., a Delaware corporation (“Merger Sub”), Bowater Canada Inc. (now named AbitibiBowater Canada Inc.), as amended by the First Amendment, dated as of May 7, 2007 (as amended, the “Combination Agreement”), the following transactions (as well as additional related transactions) were consummated (collectively, the “Combination”):

•

Merger Sub was merged with and into Bowater, with Bowater continuing as the surviving corporation, and each issued and outstanding share of Bowater common stock (excluding shares to be cancelled in accordance with the Combination Agreement) was converted into the right to receive 0.52 shares of AbitibiBowater common stock; and

•

Articles of Arrangement (as defined in the Combination Agreement) became effective pursuant to which, among other things, each outstanding common share of Abitibi (other than the Abitibi common shares exchanged for AbitibiBowater Canada exchangeable shares) was transferred to AbitibiBowater in exchange for 0.06261 shares of AbitibiBowater common stock.

As a result of these transactions, Abitibi and Bowater became subsidiaries of AbitibiBowater.

In the Combination, all Abitibi and Bowater stock options, stock appreciation rights and other stock-based awards outstanding at the effective time of the Combination, whether vested or unvested were converted into AbitibiBowater stock options, stock appreciation rights or stock-based awards. The number of shares subject to such converted Abitibi or Bowater stock options, stock appreciation rights and stock-based awards was adjusted by multiplying the number of shares subject to such Abitibi or Bowater stock option, stock appreciation right or stock-based award by 0.06261 in the case of Abitibi, and by 0.52 in the case of Bowater. Similarly, the exercise prices of the converted stock options or base prices of the stock appreciation rights were adjusted by dividing such price by 0.06261 in the case of Abitibi, and by 0.52 in the case of Bowater, rounded to the nearest one-hundredth of a cent. The stock options, stock appreciation rights and other stock-based awards to acquire AbitibiBowater common stock are subject to the same terms and conditions as were applicable under the respective Abitibi or Bowater plans pursuant to which each stock option, stock appreciation right or stock-based award was initially issued by taking into account any changes to such terms and conditions, including acceleration thereof, by reason of the Combination Agreement or the Combination.

In connection with the consummation of the Combination, on October 29, 2007, AbitibiBowater Inc. issued a press release, a copy of which is attached as exhibit 99.1 to this Report.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Bowater common stock was previously listed on the New York Stock Exchange and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). In connection with the Combination, Bowater voluntarily delisted the Bowater common stock from the New York Stock Exchange prior to the open of trading on October 29, 2007. Concurrently with the delisting, Bowater filed a Form 15 with the Securities and Exchange Commission (SEC) to deregister the Bowater common stock under Section 12(b) of the Exchange Act and to suspend Bowater’s reporting obligations under Section 13 of the Exchange Act. Bowater intends to continue to file reports with the SEC on a voluntary basis as if it were registered under the Exchange Act.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective October 29, 2007, and in connection with the consummation of the business combination (the “Combination”) of Abitibi-Consolidated Inc. (“Abitibi”) and Bowater Incorporated (“Bowater” or the “Company”), Bowater has engaged PricewaterhouseCoopers LLP as independent registered public accountants. Therefore, PricewaterhouseCoopers LLP will audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2007.

Prior to October 29, 2007, PricewaterhouseCoopers LLP had served as independent registered public accountants for Abitibi and KPMG LLP had served as independent registered public accountants for the Company. KPMG LLP was dismissed in connection with the consummation of the Combination.

The decision to engage PricewaterhouseCoopers LLP, and to dismiss KPMG LLP, was made by the Audit Committee of the Board of Directors of the Company, in accordance with the charter of the Audit Committee.

The audit reports of KPMG LLP on the financial statements of Bowater for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or, except as provided in the following sentence, as to accounting principles. KPMG’s audit reports on the consolidated financial statements and related financial statement schedule of Bowater as of and for the years ended December 31, 2006 and 2005, contained a separate paragraph stating that “[A]s discussed in notes 1 and 2 to the consolidated financial statements, the Company changed its method of quantifying errors in 2006, changed its method of accounting for share-based payment in 2006, changed its method of accounting for pensions and other post-retirement benefit plans in 2006 and changed its method of accounting for conditional asset retirement obligations in 2005.” The audit reports of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

There have not been, during the fiscal years ended December 31, 2006 or 2005, or during any subsequent interim period preceding KPMG LLP’s dismissal, any (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

A letter from KPMG LLP is attached as exhibit 16.1 to this Report.

Through the date of this Report, neither the Company, nor any person on its behalf, has consulted with PricewaterhouseCoopers LLP as independent registered public accountant regarding any matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(c).	Exhibits

16.1	Letter from KPMG LLP

99.1	Press Release dated October 29, 2007 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by AbitibiBowater Inc. on October 29, 2007)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWATER INCORPORATED

Date: November 1, 2007	By:	/s/ William G. Harvey
	Name:	William G. Harvey
	Title:	Senior Vice President and Chief Financial Officer